EXHIBIT 24


                                POWER OF ATTORNEY


                  I, James N. Land, Jr., the undersigned, of P. O. Box 822, Short Hills, New Jersey 07078, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998.


                                       /s/ James N. Land, Jr.



(Acknowledgment)


STATE OF New Jersey)
                                               ) SS.
COUNTY OF Morris)



                  The foregoing instrument was acknowledged before me this 2nd day of March, 1999, by James N. Land, Jr.


                                      /s/ Percy Pacheco
                                      Signature of Notary Public

                                POWER OF ATTORNEY


                  I, Paul B. Ingrey, the undersigned, of 11 Capri Court, Palm Coast, Florida, 32137, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998.



                                       /s/ Paul B. Ingrey



(Acknowledgment)


STATE OF Florida)
                                               ) SS.
COUNTY OF Flagler)



                  The foregoing instrument was acknowledged before me this 27th day of February, 1999, by Paul B. Ingrey.


                                       /s/ Stephanie M. Bernhard
                                       Signature of Notary Public

                                POWER OF ATTORNEY


                  I, William B. Madden, the undersigned, of 4520 Belfort, Dallas, Texas 75205, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998.


                                      /s/ William B. Madden



(Acknowledgment)


STATE OF Texas)
                                               ) SS.
COUNTY OF Dallas)



                  The foregoing instrument was acknowledged before me this 1st day of March, 1999, by William B. Madden.


                                      /s/ Lola Richert
                                      Signature of Notary Public

                                POWER OF ATTORNEY


                  I, Steven G. Rothmeier, the undersigned, of P. O. Box 11901, St. Paul, Minnesota 55111-0901, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998.


                                      /s/ Steven G. Rothmeier



(Acknowledgment)


STATE OF Minnesota)
                                               ) SS.
COUNTY OF Dakota)



                  The foregoing instrument was acknowledged before me this 26th day of February, 1999, by Steven G. Rothmeier.


                                      /s/ Cathy A. Brandes
                                      Signature of Notary Public

                                POWER OF ATTORNEY


                  I, Joseph D. Sargent, the undersigned, of 25 Colony Road, West Hartford, Connecticut 06117, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998.


                                      /s/ Joseph D. Sargent



(Acknowledgment)


STATE OF Connecticut)
                                               ) SS.
COUNTY OF Hartford)



                  The foregoing instrument was acknowledged before me this 1st day of March, 1999, by Joseph D. Sargent.


                                      /s/ Eileen Bresnal
                                      Signature of Notary Public

                                POWER OF ATTORNEY


                  I, Chris L. Walker, the undersigned, of 15430 Masons Pointe, Eden Prairie, Minnesota 55347, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998.


                                      /s/ Chris L. Walker



(Acknowledgment)


STATE OF Minnesota)
                                               ) SS.
COUNTY OF Hennepin)



                  The foregoing instrument was acknowledged before me this 24th day of March , 1999, by Chris L. Walker.


                                      /s/ Mary K. Wright
                                      Signature of Notary Public

                                POWER OF ATTORNEY


                  I, Frank W. Wilkinson, Jr., the undersigned, of 2240 W. Lake Isles Parkway, Minneapolis, Minnesota 55405, make, constitute, and appoint Edgar
W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998.


                                      /s/ Frank S. Wilkinson, Jr.



(Acknowledgment)


STATE OF Minnesota)
                                               ) SS.
COUNTY OF Hennepin)



                  The foregoing instrument was acknowledged before me this 2nd day of March, 1999, by Frank S. Wilkinson, Jr.


                                      /s/ Mary K. Wright
                                      Signature of Notary Public